EXHIBIT 23.1




                        CONSENT OF STEARNS WEAVER MILLER
                       WEISSLER ALHADEFF & SITTERSON, P.A.



                  We hereby consent to the inclusion of our opinion letter as an Exhibit to the Registration Statement on Form S-8 of BankAtlantic Bancorp, Inc. and to any references to this firm in such registration statement and in the documents incorporated therein by reference.


                                            STEARNS WEAVER MILLER WEISSLER
                                              ALHADEFF & SITTERSON, P.A.







Miami, Florida
July 10, 1996





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                                                         EXHIBIT 23.2






                              ACCOUNTANT'S CONSENT






The Board of Directors
BankAtlantic Bancorp, Inc.:

          We consent to the use of our reports incorporated herein by reference.



                                        KPMG PEAT MARWICK, LLP





Fort Lauderdale, Florida
July 10, 1996